AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT DATED AS OF AUGUST 20, 1991 BY AND AMONG THE INTERPUBLIC GROUP OF COMPANIES, INC., MCCANN-ERICKSON ADVERTISING OF CANADA LTD., MACLAREN:LINTAS INC., THE PRUDENTIAL PROPERTY AND CASUALTY INSURANCE COMPANY AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

   AMENDMENT No. 3, dated as of November 17, 1993 to a Note Purchase Agreement dated as of August 20, 1991 (the "Note Purchase Agreement") by and among The Interpublic Group of Companies, Inc. (the "Company"), McCann-Erickson Advertising of Canada Ltd., MacLaren:Lintas, Inc., The Prudential Insurance Company of America and Prudential Property and Casualty Insurance Company.

   The parties hereto desire to amend the Note Purchase Agreement subject to the terms and conditions of this Amendment, as hereinafter provided. Accordingly, the parties hereto agree as follows:

   1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Note Purchase Agreement shall have the meaning assigned to such term in the Note Purchase Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Note Purchase Agreement" and each other similar reference contained in the Note Purchase Agreement shall from and after the date hereof refer to the Note Purchase Agreement as amended hereby.

   2.  Amendments.

   A. Section 6D of the Note Purchase Agreement is hereby amended by deleting the word "and" at the end of Section 6D (IX), renumbering clause 6D(X) so that it becomes 6D(XI), and adding a new provision immediately preceding the renumbered 6D(XI) to read in its entirety as follows:

    "(X) any Lien on property arising in connection with a securities repurchase transaction; and"



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   B.  The definition of "Debt" set forth in Section 11B of the
Note Purchase Agreement is hereby amended to read in its entirety as follows:

        "Debt" shall mean as to any Person without duplication,
   (i) all obligations of such Person for borrowed money, including reimbursement obligations for letters of credit,
   (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all Capitalized Lease Obligations of such Person, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (vi) all Debt of others Guaranteed by such Person, provided, however, that the obligations specified in (i) through (vi) shall not include obligations arising in connection with securities repurchase transactions.

   C.  The definition of "Total Borrowed Funds" set forth in
Section 11B of the Note Purchase Agreement is hereby amended to read in its entirety as follows:

        "Total Borrowed Funds" shall mean at any date, without duplication, (i) all outstanding obligations of the Company and its Consolidated Subsidiaries for borrowed money, (ii) all outstanding obligations of the Company and its Consolidated Subsidiaries evidenced by bonds, debentures, notes or similar instruments and (iii) any outstanding obligations of the type set forth in (i) or (ii) of any other Person Guaranteed by the Company or a Consolidated Subsidiary; provided, however, that Total Borrowed Funds shall not include any obligation to repurchase securities under a securities repurchase transaction.

   3. Miscellaneous. Except as specifically amended above, the Note Purchase Agreement shall remain in full force and effect.

   4. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.

   5. Counterparts, This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



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   IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first above written.

                                     Very truly yours,


                            THE INTERPUBLIC GROUP OF
                                   COMPANIES, INC.

                            By: Alan M. Forster
                                Title:  Vice President &
                                        Treasurer



                            McCANN-ERICKSON ADVERTISING
                                  OF CANADA LTD.

                            By: Thomas B. Beckett
                                Title: Senior Vice President
                                       Chief Financial Officer



                            MACLAREN:LINTAS INC.

                            By: Thomas B. Beckett
                                Title: Chief Financial Officer



                            THE PRUDENTIAL INSURANCE COMPANY
                                       OF AMERICA

                            By: Gail McDermott
                                Title: Vice President



                            PRUDENTIAL PROPERTY AND CASUALTY
                                  INSURANCE COMPANY

                            By: Gail McDermott
                                Title: Vice President



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